                                                              Loan Number: 05942
                                                         Aliquippa, Pennsylvania


                         EXHIBIT 10.6 - PROMISSORY NOTE
                         ------------------------------

$844,200.00                                             Date: September 20, 1995


                PROMISE TO PAY. For value received, Morgan's Restaurants of Pennsylvania, Inc., a Pennsylvania corporation ("Borrower") promises to pay to the order of Captec Financial Group, Inc., a Michigan corporation ("Lender") Eight Hundred Forty-Four Thousand Two Hundred and 00/100 Dollars ($844,200.00), or so much of such sum as has been advanced under this Note, as follows:

                Installments of principal and interest in the amount of Nine Thousand Seventy-Two Dollars ($9,072.00) are due and payable on the first day of each month, commencing November 1, 1995; until October 1,2010 ("Due Date"), when the outstanding principal balance, plus accrued interest, is due and payable (unless the indebtedness evidenced by this Note is accelerated, in which case, the Due Date is the date of acceleration). The amortization period for this Note, for purposes of calculating the monthly installments of principal and interest, is fifteen (15) years.

                All payments under this Note shall be made at Lender's principal office at 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544, or at such other address as Lender may designate in writing, or by electronic funds withdrawal made by Lender upon written authorization therefor from Borrower, which authorization shall not be revocable by Borrower without the consent of Lender. Payments due and payable on a day on which Lender is not open for business are due on the next succeeding business day. Payments will be applied first to accrued interest and then to principal.

                INTEREST RATE. The outstanding principal balance of this Note will bear interest at a fixed rate equal to ten percent (10%) per annum until the Due Date (whether by acceleration or otherwise), and thereafter at a rate which is three percent (3%) above the rate otherwise in effect

                Interest will be computed on the basis of a year consisting of twelve (12) months of thirty (30) days each. In no event, however, shall the interest rate exceed the maximum rate allowed by law. Any interest payment which would be deemed unlawful for any reason under applicable law shall be applied to the outstanding principal balance of this Note.

                PREPAYMENT. Borrower may voluntarily prepay the unpaid principal balance of this Note, in whole or in part, together with accrued interest thereon, at any time, but only if Borrower concurrently pays to Lender a prepayment premium determined as follows:

                (a) If the prepayment is made during the first loan year, the prepayment premium shall equal five percent (5%) of the prepaid principal.

                (b) If the prepayment is made during the second loan year, the prepayment premium shall equal four percent (4%) of the prepaid principal.

                (c) If the prepayment is made during the third loan year, the prepayment premium shall equal three percent (3%) of the prepaid principal.

                (d) If the prepayment is made during the fourth loan year, the prepayment premium shall equal two percent (2%) of the prepaid principal.

                (e) If the prepayment is made during the fifth through the fifteenth loan years, the prepayment premium shall equal one percent (1%) of the prepaid principal.

The "first loan year" shall commence on the date of the closing of the loan evidenced by this Note, and subsequent loan years shall commence on the anniversaries of the date of the closing of such loan.

                Prepayments will be applied to installments of principal in their inverse order of maturity. Until this Note is paid in full, no prepayment shall reduce the dollar amount of monthly installments required to be paid under this Note.

                LATE PAYMENT CHARGE. In the event that any payment under this
Note is not received by Lender within fifteen (15) days of the date when due, a late charge of five percent (5%) of the amount of such payment will be due. Borrower agrees that the late charge is a reasonable estimate of the administrative costs which Lender will incur in processing the delinquency. Lender's acceptance of a late payment and/or of the late payment charge will not waive any default under this Note or affect the acceleration of this Note (if this Note has been accelerated).

                COLLATERAL. This Note and any other present or future indebtedness or liability of Borrower to Lender, whether joint or several, contingent or absolute (collectively, the "Indebtedness"), is secured by and in accordance with the terms of any mortgage, deed of trust, security agreement, pledge, assignment or other agreement executed by Borrower from time to time to or for the benefit of Lender. All property securing the Indebtedness is referred to as the "Collateral".

                Borrower (or any guarantor) shall not sell or otherwise dispose of any substantial portion of its assets or property without the prior consent of Lender, which consent shall not be unreasonably withheld. Borrower (or any guarantor) shall not merge or otherwise consolidate with any other entity which results in the surviving entity having a consolidated net worth less than the consolidated net worth of the Borrower (or any guarantor) immediately prior to the merger or consolidation.

          DEFAULT. Any of the following events shall, for purposes of this Note, constitute an "Event of Default":

               (a) Failure by Borrower to pay any amount owing on or with respect to the Indebtedness within five (5) days of the date when due, whether by maturity, acceleration or otherwise.

               (b) Any failure by Borrower (or any guarantor of all or any part of the Indebtedness) to comply with any of the non-monetary terms, provisions, warranties or covenants of this Note or any other agreement or commitment between Borrower (or any guarantor) and Lender, which failure continues for thirty (30) days after the date of written notice to Borrower (or guarantor) from Lender of such default.

               (c) Institution of foreclosure proceedings or other exercise of rights and remedies by the holder of any mortgage, deed of trust, security interest or other lien against the Collateral (or any portion thereof).

               (d) Insolvency of Borrower (or any guarantor) or the admission in writing of Borrower's (or any guarantor's) inability to pay debts as they mature.

               (e) Any material statement, representation or information made or furnished by or on behalf of Borrower (or any guarantor) to Lender in connection with or to induce Lender to provide or advance any of the Indebtedness shall prove to be false or materially misleading when made or furnished.

               (f) Institution of bankruptcy, reorganization, insolvency or other similar proceedings by or against Borrower (or any guarantor), unless, in the case of a petition filed against Borrower (or any guarantor), the same is dismissed within sixty (60) days of the date of filing.

               (g) Any uninsured loss, theft, substantial damage or destruction to the Collateral, or the issuance or filing of any judgment, attachment, levy, garnishment or the commencement of any related proceeding or the commencement of any other judicial process upon or in respect to Borrower (or any guarantor) or the Collateral.

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          (h) Sale or other disposition by Borrower (or any guarantor) of any substantial portion of its assets or property without Lender's prior consent, which will not be unreasonably withheld.

          (i) Death, dissolution, termination of existence, insolvency, business failure or assignment for the benefit of creditors of or by Borrower (or any guarantor) or a merger or consolidation by Borrower (or any guarantor) in which the surviving entity has a consolidated net worth less than the consolidated net worth of Borrower (or any guarantor) immediately prior to the merger or consolidation.

          (j) Any failure by Borrower to pay any indebtedness in excess of Twenty-Five Thousand Dollars ($25,000) (other than to Lender) when due or any failure by any guarantor to pay and indebtedness in excess of One Hundred Thousand Dollars ($100,000) (other than to Lender) when due or any failure in the observance or performance of any term, covenant or condition In any document evidencing, securing or relating to such indebtedness, which failure continues beyond any applicable cure period.

          (k) There is a substantial change in the existing or prospective financial condition or worth of Borrower (any guarantor) or the Collateral, which Lender in good faith determines to be materially adverse.

          (l) Receipt by Borrower of a valid notice of termination of the franchise agreement from KFC Corporation, a Delaware corporation ("Franchisor"), for the Kentucky Fried Chicken franchised restaurant operation located at 1000 Broadhead Road, Aliquippa, Pennsylvania 15001 ("Franchised Operation"). Borrower agrees to promptly provide Lender with a copy of any such notice of termination. Further, Borrower agrees to promptly provide Lender with a copy of any notice to Borrower of the existence of any breach which, with notice or the passage of time, would entitle Franchisor to terminate the franchise agreement for the Franchised Operation.

          (m) The default by Borrower under any other agreement with Lender or any "affiliate" of Lender (as hereinafter defined). For purposes of this Note, "affiliate" shall mean a person or entity which owns ten percent (10%) or more of the voting securities of Lender, or a person or entity which directly or indirectly controls or is controlled by Captec Financial Group, Inc., a Michigan corporation.

     Upon an occurrence of an Event of Default, Lender shall have the option to declare all or part of the Indebtedness (including this Note) immediately due and payable. In addition, the prepayment premium shall be immediately due and payable upon the occurrence of an Event of Default. If this Note is not paid at maturity (whether by acceleration or otherwise), Lender shall have all of the rights and remedies provided at law or equity or by agreement, including, without limit, the right to sell or liquidate all or any part of the Collateral. The remedies of Lender are cumulative and not exclusive.

     EXAMINATION OF RECORDS. Borrower shall at all times keep full and accurate records of its business and of the Collateral, which records shall be open to inspection and copying by Lender at all reasonable times.

     LIABILITY OF SIGNATORIES. Borrower, and all guarantors and endorsers, and any other party liable for the Indebtedness evidenced by this Note jointly and severally: (i) waive presentment, demand, protest, notice of dishonor, notice of non-payment and notice of acceleration of this Note, (ii) release Lender and the attorney and attorney's from all errors, defects, and imperfections in entering judgment by confession, issuing any process, or instituting any proceedings relating to the confession of judgment; (iii) waive all benefit that might accrue by virtue of any present or future laws exempting the Collateral, or any other property, real or personal, or any part of the proceeds arising from the sale of any Collateral, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time; (iv) agree that the Collateral may be sold to satisfy any judgment entered into on this Note or other instrument securing the Indebtedness, in whole or in part, and in any order that may be desired by Lender; and (v) agree that no extension or postponement of the time for payment, or waiver, or indulgence or forbearance granted to Borrower (without limit as to number or period) or any modification of this Note, or any substitution, or exchange or release of all or part of the Collateral, or addition of

                                       -3-


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any party to this Note, or release or discharge of, or suspension of any rights and remedies against any party liable on this Note, shall reduce or affect the obligation of any other party liable for the payment of this Note.

     NON-WAIVER. No delay by Lender in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by Lender of any right or remedy shall preclude any future exercise of such right or remedy or the exercise of any other right or remedy. No waiver or indulgence by Lender of any default or Event of Default shall be effective unless in writing and signed by Lender, nor shall a waiver on one occasion be construed as a bar to any right or remedy, or waiver of any default or Event of Default on any future occasion.

     REIMBURSEMENT OF EXPENSES. Should Borrower or Lender institute any action or proceeding to enforce any provision of this Note or for a declaration of such parties rights or obligations under this Note, the prevailing party shall be entitled to receive from the losing party such amounts as the court may adjudge to be reasonable attorneys' fees, expert witness fees, court costs, deposition costs, court reporter fees and sheriff's fees for services rendered to and expenses incurred by the party prevailing in any such action or proceeding, and such fees and expenses shall be deemed to have accrued upon the commencement of such action or proceeding and shall be enforceable whether or not such action or proceeding is prosecuted to judgment.

     WAIVER OF JURY TRIAL. BORROWER AND LENDER ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

     MISCELLANEOUS. Borrower and Lender covenant and agree that the dealing between them shall be conducted in good faith and in fair dealing, such that Borrower and Lender shall avoid: (a) affirmative misstatements of material facts; (b) half-truths in connection with material facts; and (c) pure omissions of facts material to the purposes of the Note. The terms and provisions of this Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. The terms and provisions of this Note may only be changed in writing, executed by Borrower and Lender.

                                   MORGAN'S RESTAURANTS OF
                                   PENNSYLVANIA, INC.


                                   By  /s/ Leonard R. Stein-Sapir
                                     -------------------------------------
                                             Its Chairman of the Board
                                                --------------------------


                                   Address:

                                   25201 Chagrin Blvd., Suite 330
                                   ---------------------------------------
                                   Beachwood, OH 44122
                                   ---------------------------------------
                                   Tax I.D. No. 25 - 1239132
                                               ---------------------------




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          MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS
          ------------------------------------------------------------
                               AND FIXTURE FILING
                               ------------------




                THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING ("Mortgage") is made this 20th of September, 1995, by Morgan's Restaurants of Pennsylvania, Inc., a Pennsylvania corporation whose address is 25201 Chagrin Boulevard, Suite 330, Beachwood, Ohio 44122 ("Borrower"), in favor of CAPTEC FINANCIAL GROUP, INC., a Michigan corporation, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544 ("Lender").

                             PRELIMINARY STATEMENT

                This Mortgage is made to secure all of the following (individually and collectively the "Indebtedness") :

                1. Payment in the sum of Eight Hundred Forty-Four Thousand Two Hundred and 00/100 Dollars ($844,200.00), together with interest, costs and all other sums on that amount, to be paid according to that certain Promissory Note ("Note"), guaranty(ies) or other evidence(s) of indebtedness to Lender made as of the date of this Mortgage by Borrower; and any and all extensions, renewals, modifications, substitutions or replacements thereof. This reference to a particular dollar amount does not in any way limit the dollar amount secured by this Mortgage.

                2. The payment of any and all amounts of any kind now owing or later to become due to Lender from Borrower during the term of this Mortgage, however created or arising, whether under the above mentioned note(s), guaranty(ies), evidence(s) of indebtedness or under any other instrument, or agreement now or hereafter existing between Borrower and Lender, or otherwise, and whether direct, indirect, primary, secondary, fixed, contingent, joint or several, due or to become due, together with interest, costs and all other sums on that amount and including, without limit, all present and future indebtedness or obligations of third parties to Lender which is guaranteed by Borrower, and the present or future indebtedness originally owing by Borrower, to third parties and assigned by third parties to Lender, and any and all renewals, extensions, modifications, substitutions or replacements of any of them.

                3. The performance of the covenants and obligations due or to become due to Lender, including, without limit, those due under this Mortgage, and the repayment of all sums expended by Lender in connection with performance of those covenants and obligations.

                                GRANTING CLAUSE
                                ---------------

                To secure the Indebtedness and as security for the purposes stated elsewhere in this Mortgage, Borrower grants, with mortgage covenants, to Lender, its successors and assigns, the following described properties, rights, interests and privileges (collectively, "Mortgaged Property"):

                1. The parcel(s) of real estate commonly known as 1000 Broadhead Road located in the City of Aliquippa, Beaver County, Pennsylvania and particularly described on Schedule A attached to this Mortgage ("Real Estate").

                2. All buildings, structures and improvements now located, or subsequently constructed or placed upon the Real Estate, including, without limit, all building materials and building equipment located on the Real Estate;

                3. Subject to the provisions of Section 3(a) below, all machinery, apparatus, equipment, goods, fittings, fixtures and articles of personal property of every kind and nature located or subsequently located on the Real Estate (individually and collectively, "Equipment"), and all of the right, title and interest of Borrower in and to any Equipment which may be subjected to any title retention or security agreement superior in lien to the lien of this Mortgage. It is agreed that all Equipment is part and parcel of the Mortgaged Property and appropriated to the use of the Real Estate and, whether affixed or not, unless Lender shall otherwise elect, be deemed to be real estate and granted under this Mortgage;

                4. All easements, rights-of-way, licenses, privileges and appurtenances relating to the Real Estate;

                5. All rents, issues, profits, revenues, proceeds, accounts and general intangibles arising from the Real Estate or relating to any business conducted by Borrower on the Real Estate, under present or future leases, reservation and/or purchase agreements, licenses or otherwise, which are specifically assigned and transferred to Lender;

                6. All right, title and interest of Borrower in and to the land lying in the bed of any street, road, avenue, alley or walkway, opened or proposed or vacated, adjoining the Real Estate;
and

                7. Any and all awards or payments, including, without limit, interest on any awards or payments, and the right to receive them, which may be made with respect to the Mortgaged Property as a
result of:    (a) the exercise of the right of eminent domain,
(b) the alteration of the grade of any street, (c) any loss of or damage to any building or other improvement on the Real Estate, (d) any other injury to or decrease in the value of the Mortgaged Property, (e) any refund due on account of the payment of real estate taxes, assessments or other charges levied against or imposed upon the Mortgaged Property, or (f) any refund of utility deposits or right to any tenant deposit.

     1. COVENANTS AND WARRANTIES. Borrower covenants and warrants to Lender as follows:

        (a) AUTHORITY; NO CONFLICT. Borrower has the power and authority to execute, deliver and perform its obligations under this Mortgage. The execution, delivery and performance of this Mortgage by Borrower does not, and will not violate or conflict with any provision of its organizational or charter documents or any agreement, court order or consent decree to which Borrower is a party or by which Borrower may be bound.

        (b) TITLE TO MORTGAGED PROPERTY. Borrower is the fee simple owner and is lawfully seized and possessed of the Mortgaged Property. Borrower has good right, full power and authority to mortgage and convey the Mortgaged Property in accordance with the terms of this Mortgage. The Mortgaged Property is and shall remain free and clear of any liens and encumbrances excepting only Permitted Liens and liens granted pursuant to Section 3 (a) (iii) below. For purposes of this Mortgage, "Permitted Liens" shall mean those liens or encumbrances shown on Schedule B attached hereto. Borrower will warrant and defend the same to Lender and its successors and assigns forever, against the lawful claims and demands of all persons.

        (c) PAYMENT OF INDEBTEDNESS. Borrower will pay and perform the Indebtedness when due, whether by maturity, acceleration or otherwise.

        (d) MAINTENANCE OF MORTGAGED PROPERTY; WASTE. Borrower shall preserve and maintain the Mortgaged Property in good repair, working order and condition, excepting ordinary wear and tear, and shall not commit or permit the commission of waste against the Mortgaged Property. Failure, refusal or neglect of Borrower to pay any taxes or assessment or any utility rates levied, assessed or imposed upon the Mortgaged Property, and/or nonpayment of any premiums for insurance, shall constitute waste, and shall entitle Lender to exercise the remedies provided in this Mortgage, as well as those afforded by law.

        (e) PAYMENT OF TAXES; DISCHARGE OF LIENS.
            -------------------------------------
               (i) Borrower shall pay when due, and before any interest, collection fees or penalties accrue, all taxes, assessments, encumbrances, liens, mortgages, deeds of trust, water or sewer charges and other charges and impositions (individually and collectively, "Imposition(s)") levied, assessed or existing with respect to the Mortgaged Property, or any part of it, and Borrower will deliver to Lender receipts showing payment of the Imposition(s). If Borrower fails to pay any of the Imposition(s), Lender, at its option, may pay such Imposition(s) and the monies paid shall be a lien upon the Mortgaged Property, added to the amount secured by this Mortgage, and payable immediately by Borrower to Lender with interest at the higher of (i) the interest rate, if any, charged by the particular entity levying or assessing the Imposition(s), or (ii) the highest rate charged by Lender on any of the Indebtedness (but in either case not to exceed the maximum interest rate permitted by law).

               (ii) Following the occurrence of any Event of Default, and at the option of Lender, Borrower shall pay to Lender, in advance on the first day of each month, a pro rata portion (as determined by Lender) of all Imposition(s) levied, assessed or existing on the Mortgaged Property. In the event that sufficient funds have been deposited with Lender to cover the amount of these Imposition(s) when they become due and payable, Lender shall pay them. In the event that sufficient funds have not been deposited to cover the amount of these Imposition(s) at least thirty (30) days prior to the time when they become due and payable, Borrower shall immediately pay the amount of the deficiency to Lender. In such event, Lender shall be required to keep a separate account, but shall not be required to pay Borrower any interest on the funds held by Lender for the payment of the Imposition(s) pursuant to this Section 1(e) or for the payment of insurance premiums under
          Section 1(g) below, or on any other funds deposited with Lender in connection with this Mortgage. The funds on deposit with Lender are further security for the Indebtedness and if an Event of Default (as hereinafter defined) occurs under this Mortgage, any funds remaining on deposit with Lender may be applied against the Indebtedness at any time after the Event of Default occurs, and without notice to Borrower.

          (f) SALE OR TRANSFER OF MORTGAGED PROPERTY. Borrower will not sell or transfer all or any interest in the Mortgaged Property or in Borrower without the prior written consent of Lender, which shall not be unreasonably withheld. In the event ownership of the Mortgaged Property, or any part, becomes vested in any person(s) other than Borrower, Lender may deal with and may enter into any contract or agreement with the successor(s) in interest with reference to this Mortgage in the same manner as with Borrower, without discharging or otherwise affecting the lien of this Mortgage or Borrower's obligations under this Mortgage.

       (g) INSURANCE.
           ----------
          (i) Borrower shall keep the buildings and all other improvements on the Mortgaged Property insured for the benefit and Lender against fire and other hazards and risks, including, without limit, vandalism and malicious mischief, as Lender may require and shall further provide flood insurance (if the Mortgaged Property is situated in an area which is considered a flood risk area by the United States Department of Housing and Urban Development, and for which flood insurance is available under the National Flood Insurance Act of 1968, as amended), loss of rents insurance, general liability and product liability insurance and any other insurance as Lender may reasonably require from time to time. All insurance shall be in amounts and in forms and with companies satisfactory to Lender. Borrower shall deliver to Lender the policies evidencing the required insurance with standard mortgagee clauses (making all losses payable to Lender). Renewals of the required insurance shall be delivered to Lender at least thirty (30) days before the expiration of any existing policies. All policies and renewals shall provide that they may not be canceled or amended without giving Lender thirty (30) days prior written notice of cancellation or amendment.

          (ii) Should Borrower fail to insure or fail to pay the premiums on any required insurance or fail to deliver the policies or renewals as provided above, Lender may have the insurance issued or renewed (and pay the premiums on it for the account of Borrower) in amounts and with companies and at premiums as Lender deems appropriate. If Lender elects to have insurance issued or renewed to insure Lender's interest, Lender shall have no duty or obligation of any kind to also insure Borrower's interest or to notify Borrower of Lender's actions. Any sums paid by Lender for insurance, as provided above, shall be a lien upon the Mortgaged Property, added to the amount secured by this Mortgage, and payable immediately by Borrower to Lender, as the case may be, with interest on those sums at the highest rate charged by Lender on any of the Indebtedness (but not to exceed the maximum interest rate permitted by law).

          (iii) In the event of loss or damage to the Mortgaged Property, Borrower shall within thirty (30) days of that event, declare in writing to Lender whether Borrower will restore the Mortgaged Property. If Borrower elects to restore the Mortgaged Property, Borrower must make timely payment to Lender of all amounts due under this Mortgage during the restoration period. No event of loss or damage shall itself reduce the Indebtedness. So long as Borrower is current on all amounts due under this Mortgage to Lender, Borrower shall receive all required insurance proceeds and shall be authorized to adjust and compromise each loss without the consent of Lender, and Borrower shall complete the restoration of the Mortgaged Property within six (6) months from the date of the event of loss. If Borrower elects not to restore the Mortgaged Property, or fails to timely complete the restoration of the Mortgaged Property, Borrower shall transfer to Lender the proceeds of all required insurance which shall be applied first toward reimbursement of all costs and expenses of Lender in collecting the insurance proceeds (including, without limit, court costs and reasonable attorneys' fees), and then toward payment of the Indebtedness or any portion of it, whether or not then due or payable. Upon receipt of payment of the required insurance proceeds, Lender, at its option, may apply the insurance proceeds, or any part of them, to the repair or rebuilding of the Mortgaged Property. If insurance proceeds are paid to Lender without paying off the full amount then due under the Indebtedness, Borrower shall then be in default under this Mortgage, and liable for the Prepayment Premium specified in the Note. If after the occurrence of an event of loss or damage to the Mortgaged Property, the full Indebtedness is paid to Lender by Borrower, through insurance or otherwise, the Borrower shall not be obligated to pay the amounts described in the Prepayment Premium specified in the Note, and Borrower shall be released of all obligations under Section 1(j) of this Mortgage.

          (iv) In the event of a foreclosure of this Mortgage, or the giving of a deed in lieu of foreclosure, the purchaser or grantee of the Mortgaged Property shall succeed to all of the rights of Borrower under the insurance policies including, without limit, any right to unearned premiums and to receive the proceeds.

          (v) Following the occurrence of any Event of Default, and at the option of Lender, Borrower shall pay to Lender, in advance on the first day of each month, a pro rata portion of the annual premiums due (as estimated by Lender) on the required insurance. In the event that sufficient funds have been deposited with Lender to cover the amount of the insurance premiums when the premiums become due and payable, Lender shall pay the premiums. In the event that sufficient funds have not been deposited with Lender to pay the insurance premiums at least thirty (30) days prior to the time when they become due and payable, Borrower shall immediately pay the amount of the deficiency to Lender.

     (h) COMPLIANCE WITH LAW AND OTHER MATTERS. Borrower will comply with all federal, state and local laws, ordinances, rules, regulations and restrictions relating to the ownership, use, occupancy and operation of the Mortgaged Property. Borrower shall be solely responsible to apply for and secure any building permit or permission of any duly constituted authority for the purpose of doing any of the things which Borrower is required or permitted to do under the provisions of this Mortgage. Further, Borrower will comply with, perform Borrower's obligations under, and enforce the obligations of all other parties to all building and use restrictions, ground leases, leases, reservation and/or purchase agreements, condominium documents and/or other instruments affecting or relating to the use and/or occupancy of the Mortgaged Property.


      (i) ALTERATION OF IMPROVEMENTS.
          ---------------------------
          (i) Without the prior written consent of Lender, Borrower will not, remove any building, structure or other improvement forming part of the Mortgaged Property.

          (ii) Borrower may from time to time make alterations, replacements, additions, changes, and improvements (collectively, "Alterations") in and to the Mortgaged Property as Borrower may find necessary or convenient for its purposes; provided, however, that no such Alterations shall decrease the value of the Mortgaged Property. All work with respect to any Alteration shall be done in a good and workmanlike manner by properly qualified and licensed personnel, and such work shall be diligently prosecuted to completion.

          (iii) Borrower shall pay the costs of any Alterations done on the Mortgaged Property, and shall keep the Mortgaged Property free and clear of liens of any kind. Borrower shall indemnify and defend Lender from and against any liability, loss, damage, costs, attorneys' fees, and any other expense incurred as a result of claims of lien by any person performing work or furnishing materials or supplies for Borrower or any person claiming under Borrower.

          (iv) No Alteration shall be undertaken until Borrower shall have procured and paid for all required permits and authorizations of all municipal departments and governmental subdivisions having jurisdiction. Any Alteration involving an estimated cost of more than Twenty-Five Thousand and 00/100 Dollars ($25,000.00) shall be conducted under the supervision of a licensed architect or engineer selected by Borrower and satisfactory to Lender and shall be made in accordance with detailed plans and specifications ("Plans and Specifications") and cost estimates prepared by such architect or engineer and approved in writing in advance by Lender, not to be unreasonably withheld. Any Alteration shall be made promptly and in a good workmanlike manner and in compliance with all applicable permits and authorizations and building and zoning laws and all laws and in accordance with the orders, rules and regulations of the Board of Fire Insurance Underwriters and any other body hereafter exercising similar functions having or asserting jurisdiction over the Mortgaged Property.

          (v) In connection with any Alteration involving an estimated cost in excess of Twenty-Five Thousand and 00/100 Dollars ($25,000.00), Lender shall have the right to require Borrower to post a bond or other security reasonably satisfactory to Lender to insure the completion of such Alteration.

        (j)     OBLIGATION TO REBUILD.
                ----------------------
          (i) If any portion of the Mortgaged Property is damaged or destroyed by fire or other casualty, Borrower shall forthwith give notice thereof to Lender. In the event Borrower elects to repair, rebuild or replace the damaged Mortgaged Property, Borrower shall, at its sole cost and expense, forthwith repair, restore, rebuild or replace the damaged or destroyed improvements, fixtures or equipment, and complete the same as soon as reasonably possible, to the condition they were in prior to such damage or destruction, except for such changes in design or materials as may then be required by law or are approved by Lender in Lender's reasonable discretion. Lender, in such event, shall, to the extent the proceeds of the insurance are made available to Lender, reimburse Borrower for the costs of making such repairs, restoration, rebuilding and replacements on such terms as Lender may reasonably require. To the extent, if any, that the proceeds of insurance made available as aforesaid are insufficient to pay the entire cost of making such repairs, restoration, rebuilding and replacements, Borrower shall pay the amount by which such costs exceed the insurance proceeds made available as aforesaid.

          (ii) Notwithstanding the foregoing, in the event that Borrower elects to repair, rebuild or replace the damaged Mortgaged Property and fails to commence the repair or restoration of the Mortgaged Property pursuant to this Section 1(j) within sixty (60) days after the casualty, or if Borrower abandons or fails to diligently pursue completion of such repair or restoration (as determined in Lender's reasonable judgment), then Lender shall be entitled to apply the insurance proceeds first towards reimbursement of all costs and expenses of Lender in collecting the proceeds (including, without limit, court costs and reasonable attorneys' fees), and then toward any payment of the Indebtedness or any portion of it, whether or not then due or payable and in whatever order of maturity as Lender may elect. Application of proceeds by Lender toward later maturing installments of the Indebtedness shall not excuse Borrower from making the regularly scheduled installment payments nor shall such application extend or reduce the amount of any of these payments.

                (k) RECORDING. Borrower will cause this Mortgage, any supplemental or restated mortgage and any financing and continuation statements required by the applicable Uniform Commercial Code to be recorded and filed at Borrower's expense in such manner and in such place as may, in Lender's opinion, be necessary or proper.

                (l) ADDITIONAL ASSURANCES. Borrower will execute and deliver additional instruments and take additional actions as Lender may reasonably request to carry out the terms and conditions of this Mortgage.

                (m) BOOKS AND RECORDS; INSPECTION RIGHTS. Borrower will at all times maintain accurate and complete books and records and copies of all building and use restrictions, ground leases, leases, reservation and/or purchase agreements, condominium documents, contracts and/or other instruments with respect to the Mortgaged Property. Lender may inspect and make copies of those books and records and any other data relating to the Mortgaged Property. Lender may inspect the Mortgaged Property at such reasonable times as Lender shall determine. Borrower will promptly provide to Lender reports concerning the income, expenses and financial and other conditions of the Mortgaged Property as may be required from time to time by Lender.

                (n) ENVIRONMENTAL REPRESENTATION, WARRANTY AND INDEMNIFICATION. Notwithstanding anything in this Mortgage to the contrary, Borrower represents, covenants and warrants to Lender as follows:

                     (i) At all times since Borrower has acquired any interest or rights in the Mortgaged Property, whether through lease, land contract, deed or otherwise and, to Borrower's knowledge, after conducting a Phase I environmental review, at all times prior to Borrower's acquisition of such interest or rights in the Mortgaged Property: there are no and have been no violations of the Relevant Environmental Laws (as hereinafter defined) at the Mortgaged Property and no consent orders have been entered with respect the Mortgaged Property; there are no and have been no Hazardous Materials (as hereinafter defined) or Asbestos (as hereinafter defined) either at, upon, under or within, or discharged or emitted at or from, the Mortgaged Property; no Hazardous Materials or Asbestos have flown, blown or otherwise become present at the Mortgaged Property from neighboring land; and no Hazardous Materials or Asbestos have been removed from the Mortgaged Property.

          (ii) Borrower, after due inquiry, is not aware of any claims of litigation, and has not received any communication, concerning the presence or possible presence of Hazardous Materials or Asbestos at the Mortgaged Property or concerning any violation or alleged violation of the Relevant Environmental Laws respecting the Mortgaged Property. Borrower shall promptly notify Lender of any such claims and shall furnish Lender with a copy of any such communications received after the date of this Mortgage.

          (iii) Borrower shall ensure that the Mortgaged Property complies in all respects with the Relevant Environmental Laws and shall notify Lender promptly and in reasonable detail in the event that Borrower becomes aware of the presence of Hazardous Materials or Asbestos or a violation of the Relevant Environmental Laws at the Mortgaged Property.

          (iv) Should Borrower use or permit the Mortgaged Property to be used or maintained so as to subject Borrower, Lender or the use of the Mortgaged Property to a claim of violation of the Relevant Environmental Laws (unless contested in good faith by appropriate proceedings satisfactory to Lender), Borrower shall immediately remedy and fully cure, at its own cost and expense, any conditions arising therefrom.

          (v) Borrower shall pay immediately when due the cost of compliance with the Relevant Environmental Laws. Further, Borrower shall keep the Mortgaged Property free of any lien imposed pursuant to the Relevant Environmental Laws.

          (vi) In the event that Borrower fails to comply with the requirements of clauses (i) through (v) in this Section 1(n), after notice to Borrower and the earlier of the expiration of any applicable cure period under this Mortgage or the expiration of the cure period permitted under the Relevant Environmental Laws, if any, Lender may exercise its right to do one or more of the following: (A) elect that such failure constitutes an Event of Default under this Mortgage; and/or (B) take any and all actions, at Borrower's expense, that Lender deems necessary or desirable to cure such failure of compliance. Any costs incurred pursuant to this clause (vi) or clause (vii) in this Section 1(n), shall become immediately due and payable without notice and with interest thereon at a rate equal to the highest interest rate charged on the Indebtedness (but not to exceed the maximum interest rate permitted by law), and such amount, including interest, shall, if incurred prior to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, be added to the Indebtedness and shall be secured by this Mortgage.

          (vii) Lender shall not be liable for and Borrower shall immediately pay to and indemnify, defend and hold Lender harmless from and against, all loss, cost, liability, damage and expense (including, without limit, attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that Lender may suffer or incur (as holder of this Mortgage, as mortgagee in possession or as successor in interest to Borrower as owner of the Mortgaged Property by virtue of foreclosure or acceptance of a deed in lieu of foreclosure) as a result of or in connection in any way with Borrower's failure to comply with the terms and provisions of this Section 1(n).

          (viii) The provisions of clauses (i) through (vii) of this Section 1(n) shall survive the repayment of the Indebtedness and the performance of all duties and obligations related thereto, the foreclosure of this Mortgage, the delivery of a deed in lieu of foreclosure and/or the discharge of this Mortgage.

          "Relevant Environmental Laws" shall mean all applicable federal, state and local laws, rules, regulations, orders, judicial determinations and decisions or determinations by any judicial, legislative or executive body of any governmental or quasi-governmental entity, whether in the past, the present or the future, with respect to: (i) the installation, existence or removal of, or exposure to, Asbestos on the Mortgaged Property; (ii) the existence on, discharge from, or removal from the Mortgaged Property of Hazardous Materials; and/or (iii) the effects on the environment of the Mortgaged Property or of any activity now, previously, or hereafter conducted on the Mortgaged Property.

          "Asbestos" shall have the meanings provided under the Relevant Environmental Laws, and shall include, without limited, asbestos fibers and friable asbestos, as such terms are defined under the Relevant Environmental Laws.

          "Hazardous Materials" shall mean any of the following (as defined by the Relevant Environmental Laws) : solid wastes; toxic or hazardous substances, wastes, or contaminants (including, without limit, polychlorinated biphenyls, paint containing lead, and/or urea formaldehyde foam insulation; and discharges of sewage or effluent.

                (o) REPORTING REQUIREMENTS. Borrower hereby covenants and agrees to deliver management prepared and certified financial statements for Borrower and annual audited financial statements for any guarantor(s) of all or any portion of the Indebtedness (each a "Guarantor") to Lender within one hundred twenty (120) days after the end of the respective fiscal years of Borrower and each Guarantor, and management prepared and certified quarterly financial statements for Borrower and each Guarantor (if not an individual) within forty-five (45) days after the end of Borrower's and each such Guarantor's (if not an individual) respective fiscal quarters. Borrower agrees to assist Lender in obtaining consent from Borrower's auditors in the event that the audit report is required to be included in a regulatory report filed by Lender. Such financial statements shall be true and correct in all respects, shall be prepared in accordance with generally accepted accounting principles, and shall fairly represent the respective financial conditions of the subjects thereof as of the respective dates thereof. If Borrower's financial statements are prepared on a consolidated basis, Borrower hereby covenants and agrees to prepare financial statements specifically relating to the operation of the Kentucky Fried Chicken franchised restaurant operation located on the Mortgaged Property ("Franchised Operation"). Lender further agrees to deliver annual, unit-level profit and loss statements on the operations of the Franchised Operation.

                (p) INDEMNIFICATION. Borrower shall appear in and defend any suit, action or proceeding that might in any way and in the sole judgment of Lender affect the value of the Mortgaged Property, the validity, enforceability and priority of this Mortgage or the rights and powers of Lender. Borrower shall, at all times, indemnify, defend, hold harmless and on demand, reimburse Lender for any and all loss, damage, expense or cost, including cost of evidence of title and attorneys' fees, arising out of or incurred in connection with any such suit, action or proceeding, and the sum of such expenditures shall be secured by this Mortgage and shall bear interest at the highest rate accruing on the Indebtedness, not to exceed the maximum rate permitted by law, and shall be due and payable on demand. Borrower shall pay cost of suit, cost of evidence of title and reasonable attorneys' fees in any proceeding or suit, including appellate proceedings, brought by Lender to foreclose or otherwise enforce this Mortgage.

                (q) ESTOPPEL CERTIFICATES. Borrower shall, within ten (10) days after written request therefor from Lender, furnish to Lender, or such other persons or entities as Lender shall designate, a duly acknowledged written statement setting forth the amount of the debt secured by this Mortgage, and stating either that no setoffs or defenses exist against such debt, or, if such setoffs or defenses are alleged to exist, the nature thereof.

          2. APPLICATION OF CONDEMNATION AWARDS.
             -----------------------------------

        (a) CONDEMNATION AWARD. Any eminent domain or condemnation proceeds shall be paid directly to Borrower so long as Borrower is current on all payments of the Indebtedness. In the event that Borrower defaults on its Indebtedness payments to Lender, then eminent domain or condemnation proceeds shall be paid directly to Lender and applied first toward reimbursement of all Lender's costs and expenses incurred in connection with collecting the award (including, without limit, court costs and reasonable attorneys' fees), and second toward the balance of the Indebtedness less principal, and third toward the balance of the principal of the Indebtedness whether or not then due or payable. If the current balance of the principal of the Indebtedness is fully paid after the conclusion of eminent domain or condemnation proceedings, then Borrower shall not be obligated to pay Prepayment Premium specified in the Note.


        (b) APPOINTMENT OF LENDER. Lender and each of its officers is irrevocably appointed (which appointment is coupled with an interest) attorney-in-fact for Borrower (with power of substitution) and is authorized to receive, receipt for, discharge and satisfy any condemnation award or judgment, whether joint or several, on behalf of Borrower, Borrower's legal representatives, successors and assigns; provided, however, that Lender shall not be liable for failure to collect any condemnation award.

        3.      ADDITIONAL SECURITY.
                --------------------

           (a)  Security Interest.
                -----------------

                  (i) This Mortgage, as to any Equipment, fixtures, accounts, general intangibles and other personal property included within the definition of Mortgaged Property (collectively, "Personal Property"), shall constitute a security agreement and financing statement within the meaning of the Uniform Commercial Code and Borrower grants to Lender a security interest in the Personal Property. Borrower agrees, upon request of Lender, to promptly furnish a list of personal property owned by Borrower and subject to this Mortgage and, upon request by Lender, to immediately execute, deliver and/or file any amendments to this Mortgage, any separate security agreement and any financing statements to evidence and perfect the security interest in such personal property contemplated by this Section. Lender and each of its officers is irrevocably appointed (which appointment is coupled with an interest) attorney-in-fact for Borrower (with power of substitution) and each is authorized to execute, deliver and/or file any of such amendments to this Mortgage, any separate security agreement and any financing statements.

          (ii) Upon the occurrence of any Event of Default under this Mortgage, Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or otherwise provided by law or by this Mortgage including, without limit, the right to require Borrower to assemble the personal property and make it available to Lender at a place to be designated by Lender which is reasonably convenient to such parties, the right to collect all accounts receivable, the right to take possession of the personal property with or without demand and with or without process of law and the right to sell and dispose of it and distribute the proceeds according to law. Borrower agrees that any requirement of reasonable notice, if any, shall be met if Lender sends notice to Borrower at least five (5) days prior to the date of sale, disposition or other event giving rise to the required notice. Borrower agrees that the proceeds of any disposition of the personal property may be applied by Lender first to Lender's reasonable expenses in connection with the disposition including, without limit, reasonable attorneys' fees and legal expenses, and then to payment of the Indebtedness.

          (iii) Lender's interest in any personal property and equipment which Borrower may place on or about the Real Estate in the future, shall be subordinate to a third party lender providing purchase money financing for such personal property or equipment. Lender acknowledges that Borrower will finance such personal property or equipment by granting a personal property security interest in such personal property or equipment to a lending institution. To the extent that such personal property or equipment is financed by a third party lender, Lender hereby: (a) subordinates its interest in any such personal property or equipment to the interest of the third party lender; (b) waives all right of levy or distrain, at any time, upon such personal property or equipment, based on a claim of security priority higher than that of the third party lender who financed Borrower's purchase of the personal property or equipment; (c) subject to the provisions of the following sentence, consents to entry by the third party lender who financed Borrower's purchase of the personal property or equipment upon the Real Estate for the purpose of removing the personal property or equipment therefrom; and (d) subject to the provisions of the following sentence, agrees to cooperate with the third party lender who financed Borrower's purchase of the personal property or equipment in order to facilitate such removal. The third party lender who seeks to remove personal property or equipment from the Real Estate pursuant to this provision shall be responsible to Lender for repairing any damage to the Mortgaged Property or the improvements thereon that such lender causes in connection with this entry thereon and removal of such personal property or equipment. Lenders agreement to subordinate its interest in such personal property or equipment shall be binding upon Lender, its successors assigns, and shall inure to the benefit of the third party lender, who seeks to enforce its security interest in personal property or equipment placed on the Real Estate by Borrower, and such lender's successors assigns. Lender and Borrower purposely intend to make the third party lender, its successors and assigns, who finances Borrower's acquisition of personal property or equipment the sole beneficiary of this provision. Nothing in this Section 3 (a) (iii) is intended to diminish any rights or duties flowing between Lender and Borrower.

                (b) LICENSES AND PERMITS. As additional security for the Indebtedness and to the extent permitted by their terms, Borrower assigns to Lender all of Borrower's rights and interest in all licenses or permits affecting the Mortgaged Property. This assignment shall not impose upon Lender any obligations with respect to any license or permit. Borrower shall not cancel or amend any of the licenses or permits assigned (nor permit any of them to terminate if they are necessary or desirable for the operation of the Mortgaged Property) without first obtaining the written approval of Lender.

                (c) ASSIGNMENT OF RENTS AND LEASES.
                    -------------------------------
                     (i) As additional security for the payment of the Indebtedness and performance of this Mortgage, Borrower assigns to Lender all of Borrower's right, title and interest in and to all written and oral leases and occupancy agreements, now or later existing, covering the Mortgaged Property or any part of it (but without an assumption by Lender of liabilities of Borrower under any of these leases or occupancy agreements by virtue of this assignment), and Borrower assigns to Lender the leases, rents, issues and profits of the Mortgaged Property.

                     (ii) At least annually, and more frequently if requested by Lender, Borrower shall provide Lender with a certified rent roll and such other information regarding the leases and/or occupancy agreements as Lender may reasonably require.

                     (iii) If an Event of Default occurs under this Mortgage, Borrower shall, upon written demand from Lender, turn over to Lender all rents in the possession of Borrower or collected thereafter and, Lender may receive and collect the rents, issues and profits personally, or through a receiver, so long as the Event of Default exists and during the pendency of any foreclosure proceedings and during any redemption period. Borrower consents to the appointment of a receiver without notice.

          (iv) Lender shall at no time have any obligation whatever to attempt to collect rent or other amounts from any tenant of the Mortgaged Property. Further, Lender shall have no obligation to enforce any other obligations owed by tenants of the Mortgaged Property. No action taken by Lender under this Mortgage shall make Lender a "mortgagee in possession."

          (v) Borrower shall not collect advance rent under any lease or occupancy agreement pertaining to the Mortgaged Property in excess of one month (other than as a security deposit) and Lender shall not be bound by any rent prepayment made or received in violation of this prohibition.

          (vi) At the option of Lender, this Mortgage shall become subordinate, in whole or in part (but not with respect to priority as to insurance proceeds or any condemnation award) to any or all leases and/or occupancy agreements of all or part of the Mortgaged Property upon the execution and recording by Lender of an affidavit to that effect.

     4. EVENTS OF DEFAULT AND REMEDIES.
        ------------------------------

      (a) EVENTS OF DEFAULT. Any of the following events shall, for purposes of this Mortgage, constitute an "Event of Default":

          (i) Failure by Borrower to pay any amount owing on or with respect to the Indebtedness within five (5) days of the date when due, whether by maturity, acceleration or otherwise.

          (ii) Any failure by Borrower (or any Guarantor) to comply with any of the non-monetary terms, provisions, warranties or covenants of this Mortgage or any other agreement or commitment between Borrower (or any Guarantor) and Lender, which failure continues for thirty (30) days after the date of written notice to Borrower (or guarantor) from Lender of such default.

          (iii) Institution of foreclosure proceedings or other exercise of rights and remedies under any mortgage, deed of trust or other lien against the Mortgaged Property (or any portion thereof).

          (iv) Insolvency of Borrower (or any Guarantor) or the admission in writing of Borrower's (or any Guarantor's) inability to pay debts as they mature.

          (v) Any material statement, representation or information made or furnished by or on behalf of Borrower (or any Guarantor) to Lender in connection with or to induce Lender to provide or advance any of the Indebtedness shall prove to be false or materially misleading when made or furnished.

          (vi) Institution of bankruptcy, reorganization, insolvency or other similar proceedings by or against Borrower (or any Guarantor), unless, in the case of a petition filed against Borrower (or any Guarantor) the same is dismissed within sixty (60) days) of the date of filing.

          (vii) Any uninsured loss, theft, substantial damage or destruction to the Mortgaged Property, or the issuance or filing of any attachment, levy, garnishment or the commencement of any related proceeding or the commencement of any other judicial process upon or in respect to Borrower (or any Guarantor) or the Mortgaged Property.

          (viii) Sale or other disposition by Borrower (or any Guarantor) of any substantial portion of its assets or property without Lender's prior consent, which will not be unreasonably withheld.

          (ix) Death, dissolution, termination of existence, insolvency, business failure or assignment for the benefit of creditors of or by Borrower (or any Guarantor) or a merger or consolidation by Borrower (or any Guarantor) in which the surviving entity has a consolidated net worth less than the consolidated net worth of Borrower (or any Guarantor) immediately prior to the merger or consolidation.

          (x) Any failure by Borrower to pay any indebtedness in excess of Twenty-Five Thousand Dollars ($25,000.00) (other than to Lender) when due, or any failure by any Guarantor to pay any indebtedness in excess of One Hundred Thousand Dollars ($100,000.00) (other than to Lender) when due, or any failure in the observance or performance of any term, covenant or condition contained in any document evidencing, securing or relating to such indebtedness, which failure continues beyond any applicable cure period.

          (xi) There is a substantial change in the existing or prospective financial condition or worth of Borrower (any Guarantor) or the Mortgaged Property, which Lender in good faith determines to be materially adverse.

          (xii) Receipt by Borrower or of a valid notice of termination of the franchise agreement from KFC Corporation, a Delaware corporation ("Franchisor") for the Franchised Operation. Borrower agrees to promptly provide Lender with a copy of any such notice of termination. Further, Borrower agrees to promptly provide Lender with a copy of any notice to Borrower of the existence of any breach which, with notice or the passage of time, would entitle the Franchisor to terminate the franchise agreement for the Franchised Operation.

          (xiii) The default by Borrower under any other agreement with Lender or any "affiliate" of Lender (as hereinafter defined). For purposes of this Mortgage, "affiliate" shall mean a person or entity which owns ten percent (10%) or more of the voting securities of Lender, or a person or entity which directly or indirectly controls or is controlled by Captec Financial Group, Inc., a Michigan corporation.

        (b) REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of any Event of Default, Lender shall have the following rights and remedies:

          (i) Declare all or part of the Indebtedness immediately due and payable.

          (ii) Demand that Borrower immediately surrender the possession of the Mortgaged Property to Lender, and Borrower consents to Lender taking possession of the Mortgaged Property and the books and records relating to the Mortgaged Property.

          (iii) Lease the Mortgaged Property and collect rents for the account of Borrower.

          (iv) Foreclose the interest of Borrower in the Mortgaged Property by action pursuant to applicable law. Commencement of such an action shall be deemed a declaration of acceleration pursuant to clause (i) above.

          (v) Lender is authorized and empowered to sell the Mortgaged Property and convey the same to the purchaser thereof to the extent permitted and pursuant to the procedures provided by applicable law. Lender may direct the sale of the Mortgaged Property to be in one or several parcels and in any order as Lender may elect in its sole discretion at such time and place, upon such terms and after such notice as may be required or permitted by applicable law.

          (vi) Collect and receive all rents, profits and other amounts that are due or shall subsequently become due under the terms of any leases, land contract, or other agreements by which Borrower is leasing or selling the Mortgaged Property or any interest in the Mortgaged Property. Lender may also exercise any other rights or remedy of Borrower under any such lease, land contract or other agreement. However, Lender shall have no obligation to make any demand or inquiry as to the nature of sufficiency of any payment received or to present or file any claim or take any other action to collect or enforce the payment of any amounts to which Lender may become entitled under this Mortgage. Similarly, Lender shall not be liable for any of Borrower's obligations under any such lease, land contract or other agreement.

          (vii) Exercise all rights, remedies and privileges afforded a "secured party" under Article 9 of the Uniform Commercial Code with respect to any of the Mortgaged Property which is personal property.

          (viii) Enter upon the Mortgaged Property and take other actions as Lender deems appropriate to perform Borrower's obligations under this Mortgage to inspect, repair, protect or preserve the Mortgaged Property, to investigate or test for the presence of any Hazardous Materials and/or to appraise the Mortgaged Property.

          (ix) Pursue any other available remedy at law or equity to enforce the payment of the Indebtedness.

        (c)     REMEDIES GENERALLY.
                ------------------

          (i) All remedies provided for in Section 4(b) shall be available to the extent not prohibited by law, and Lender shall have the unrestricted right to exercise any summary proceeding available at law or in equity in connection therewith. Each remedy shall be cumulative and additional to any other remedy of Lender at law, in equity or by statute. No delay or omission to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of, or acquiescence in, any such default or Event of Default.

          (ii) Lender may waive any Event of Default and may rescind any declaration of maturity of payments on the Indebtedness. In case of such waiver or recision, Borrower and Lender shall be restored to their respective former positions and rights under this Mortgage. Any waiver by Lender of any default or Event of Default shall be in writing and shall be limited to the particular default waived and shall not be deemed to waive any other default.

                (d) RECEIVERS. Upon an Event of Default and commencement of foreclosure proceedings to enforce the rights of Lender under this Mortgage, or the commission of waste against the Mortgaged Property, Lender shall be entitled to the appointment of a receiver or receivers of the Mortgaged Property and of the rents, issues and profits of the Mortgaged Property, pending such proceedings and without notice to Borrower.

                (e) APPLICATION OF PROCEEDS.  Any proceeds received by
Lender from the exercise of remedies pursuant to Section 4(b) of this Mortgage shall be applied as follows:

          (i) First, to pay all costs and expenses incidental to the leasing, foreclosure, sale or other disposition of the Mortgaged Property. These costs and expenses shall include, without limit, reasonable compensation to Lender, and its agents and attorneys and any taxes and assessments or other liens and encumbrances prior to the lien of this Mortgage.

          (ii) Second, to all sums expended or incurred by Lender directly or indirectly in carrying out any term, covenant or agreement under this Mortgage or any related document, together with interest as provided in this Mortgage.

          (iii) Third, to the payment of the Indebtedness. If the proceeds are insufficient to fully pay the Indebtedness, then application shall be made first to late charges and interest accrued and unpaid, then to any applicable prepayment premiums, then to unpaid fees and other charges and then to the outstanding principal balance.

          (iv) Fourth, any surplus remaining shall be paid to Borrower or to whomsoever may be lawfully entitled.

                (f) MARSHALLING. In the event of foreclosure of this Mortgage or the enforcement by Lender of any other rights and remedies under this Mortgage, Borrower waives any right in respect to marshalling of assets which secure the Indebtedness or to require Lender to pursue its remedies against any other assets or any other party which may be liable for any of the Indebtedness.

                (g) FURTHER ACTIONS.   Promptly upon the request of Lender,
Borrower shall execute, acknowledge and deliver any and all further conveyances, documents, mortgages, deeds of trust, security agreements, financing statements and assurances, and do or cause to be done all further acts as Lender may require to confirm and protect the lien of this Mortgage or otherwise to accomplish the purposes of this Mortgage.

        (h) ATTORNEYS FEES. Any reference in this Mortgage to attorneys' fees shall refer to fees, charges, costs and expenses of in-house and outside attorneys and paralegals, whether or not a suit or proceeding is instituted, and whether incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding, in consultation with counsel, or otherwise. All costs, expenses and fees of any nature for which Borrower is obligated to reimburse or indemnify Lender are part of the Indebtedness secured by this Mortgage and are payable upon demand, unless expressly provided otherwise, with interest until repaid at the highest rate charged on any of the Indebtedness (but not to exceed the maximum rate permitted by law). Should either party institute any action or proceeding to enforce any provision of this Mortgage or for a declaration of such parties rights or obligations under this Mortgage, the prevailing party shall be entitled to receive from the losing party such amounts as the court may adjudge to be reasonably attorneys' fees, expert witness fees, court costs, deposition costs, court reporter fees and sheriff's fees for services rendered to and expenses incurred by the party prevailing in any a such action or proceeding, and such fees and expenses shall be deemed to have accrued upon the commencement of such action or proceeding and shall be enforceable whether or not such action or proceeding is prosecuted to judgment.

        5.      MISCELLANEOUS.
                -------------

        (a) GOVERNING LAW. This Mortgage shall be construed in accordance with the laws of the State of Pennsylvania.

        (b) SUCCESSORS AND ASSIGNS. This Mortgage shall be binding upon the successors and assigns of Borrower including, without limit, any debtor in possession or trustee in bankruptcy for Borrower, and the rights and privileges of Lender under this Mortgage shall inure to the benefit of their respective successors and assigns. This shall not be deemed a consent by Lender to a conveyance by Borrower of all or any part of the Mortgaged Property or of any ownership interest in Borrower.

        (c) NOTICES. Notice from one party to another relating to this Mortgage shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address, telex number or telecopier number set forth in this Mortgage by any of the following means: (i) hand delivery, (ii) registered or certified mail, postage prepaid, (iii) express mail or other overnight courier service, or (iv) telecopy, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type. Notice made in accordance with these provisions shall be deemed delivered on receipt if delivered by hand or wire transmission, on the third business day after mailing if mailed by registered or certified mail, or on the next business day after mailing or deposit with the postal service or an overnight courier service if delivered by express mail or overnight courier. Borrower's telecopier number is
(216) 360-0299, and Lender's telecopier number is (313) 994-1376.

     (d) ENTIRE AGREEMENT; AMENDMENTS. This Mortgage and any agreement to which it refers state all rights and obligations of the parties and supersede all other agreements (oral or written) with respect to the lien granted by this Mortgage. Any amendment of this Mortgage shall be in writing and shall require the signature of Borrower and Lender.

     (e) PARTIAL INVALIDITY. The invalidity or unenforceability of any provision of this Mortgage shall not affect the validity or enforceability of the remaining provisions of this Mortgage.

     (f) INSPECTIONS. Any inspection, audit, appraisal or examination by Lender or Lender's agents of the Mortgaged Property or of information or documents pertaining to the Mortgaged Property is for the sole purpose of protecting Lender's interests under this Mortgage and is not for the benefit or protection of Borrower or any third party.

     (g) JOINT AND SEVERAL LIABILITY. In the event that more than one person or entity executes this Mortgage, the obligations of each person or entity shall be joint and several.

     (h) AUTOMATIC REINSTATEMENT. Notwithstanding any prior revocation, termination, surrender or discharge of this Mortgage, the effectiveness of this Mortgage shall automatically continue or be reinstated, as the case may be, in the event that:

          (i) Any payment received or credit given by Lender in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limit, laws pertaining to bankruptcy or insolvency, in which case this Mortgage shall be enforceable as if the returned, disgorged or rescinded payment or credit had not been received or given, whether or not Lender relied upon this payment or credit or changed its position as a consequence of it.

          (ii) Any liability is imposed, or sought to be imposed, against Lender relating to the environmental condition of, or the presence of Hazardous Materials on, in or about the Real Estate, whether this condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after any acquisition by Lender of any such property, by foreclosure, in lieu of foreclosure or otherwise, to the extent due to the wrongful acts or omissions of Lender), in which case this Mortgage shall be enforceable to the extent of all liability, costs and expenses (including without limit reasonable attorneys fees) incurred by Lender as the direct or indirect result of any environmental condition or Hazardous Materials.

          (iii) In the event of continuation or reinstatement of this Mortgage, Borrower agrees upon demand by Lender to execute and deliver to Lender those documents which Lender determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Borrower to do so shall not affect in any way the reinstatement or continuation.

        (i) WAIVER OF JURY TRIAL. BORROWER AND LENDER ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS MORTGAGE OR THE INDEBTEDNESS.

        (j) CONSUMER CREDIT. Notwithstanding anything in this Mortgage to the contrary, this Mortgage shall not secure any portion of the Indebtedness which is deemed to be consumer credit under the Truth in Lending Act.

        (k) GOOD FAITH AND FAIR DEALING. Borrower and Lender covenant and agree that the dealing between them shall be conducted in good faith and in fair dealing, such that Borrower and Lender shall avoid: (a) affirmative misstatements of material facts; (b) half-truths in connection with material facts; and (c) pure omissions of facts material to the purposes of the Mortgage.

WITNESSES:                         BORROWER:

                                   MORGAN'S RESTAURANTS OF
                                   PENNSYLVANIA, INC.

/s/ Vincent J. Oddi                By /s/ Leonard R. Stein-Sapir
- -------------------------            --------------------------------------
/s/ Kenneth L. Hignett                      Its Chairman of the Board
- -------------------------                      ----------------------------

STATE OF Ohio            )
         ---------       )
COUNTY OF Cuyahoga       )  ss.
          --------       )

     The foregoing Mortgage was acknowledged before me the 19th day of September, 1995, by Leonard Stein-Sapir, the Chairman of the Board of Morgan's Restaurants of Pennsylvania, Inc., a Pennsylvania corporation on behalf of the corporation.


                                        /s/ Kathleen M. Philbin
                                        --------------------------------------
                                        Notary Public
                                        Cuyahoga County, Ohio
                                        My Commission Expires: 11-15-95

[Notary Public's Seal]

Prepared By And When Recorded
Return To:


Shumaker, Loop & Kendrick
North Courthouse Square
1000 Jackson
Toledo, Ohio  43624
Attention: Brian N. McMahon

                                   SCHEDULE A
                                   ----------


THIS SCHEDULE ATTACHED TO AND MADE A PART OF THE CERTAIN MORTGAGE AND ASSIGNMENT OF LEASES AND RENTS, EXECUTED BY MORGAN'S RESTAURANTS OF PENNSYLVANIA, INC. FOR THE BENEFIT OF CAPTEC FINANCIAL GROUP, INC.

     Land in the City of Aliquippa, Beaver County, Pennsylvania described as:

                                  SEE EXHIBIT A

                                   EXHIBIT A

     ALL those two certain tracts of land situated in the Borough of Aliquippa, County of Beaver and Commonwealth of Pennsylvania, being bounded and described as follows:

                                    TRACT 1

     BEGINNING at a point in the centerline of Broadhead Road, said point being located at the intersection of the southerly right-of-way of McMinn Street with the centerline of Broadhead Road;

     THENCE following the southerly right-of-way of McMinn Street, N 76 degrees 11'00" E, a distance of 234.42 feet to a point at the northwest corner of lot 39 of the Hiland Plan of Lots, recorded in Plan Book Volume 4, Page 84 of the Beaver County Recorder of Deed's Office;

     THENCE following the westerly line of lot 39 S 14 degrees 24'00" E, a distance of 100.00 feet to a point at the southwest corner of lot 39, said point also being at the northerly right-of-way of an unnamed alley 16 feet in width;

     THENCE following the northerly right-of-way of the unnammed alley, S 76 degrees 11'00" W, a distance of 204.70 feet to a point in at the centerline of Broadhead Road;

     THENCE following the centerline of Broadhead Road, N 30 degrees 54'20" W, a distance of 104.62 feet to the point of beginning. Containing 0.5040 acres (21,955.86 square feet).

                                    TRACT 2

     BEGINNING at a point at the intersection of the easterly right-of-way of Broadhead Road with the southerly right-of-way of an unnamed alley 16 feet in width;

     THENCE following the southerly right-of-way of the unnamed alley, N 76 degrees 11' 00" E a distance of 194.34 feet to a point at the property line dividing Lot 1 from Lot 2 of Pappan's Aliquippa Subdivision Plan, recorded in Plan Book Volume 24, Page 86 of the Beaver County Recorder's Office;

     THENCE following the line dividing Lot 1 from Lot 2, S 13 degrees 49'00" E, a distance of 37.00 feet to a point at the southeast property corner of Lot 1, said point also being a common corner to Lot 2;

     THENCE following the southerly line of Lot 1, said line also being common to Lot 2, S 76 degrees 11'00" W, a distance of 184.50 feet to a point.;

     THENCE N 28 degrees 42'45" W, a distance of 38.29 feet to the Point of Beginning, containing 0.1609 acres (7008.48 square feet) and being known as Lot 1 of Pappan's Aliquippa Subdivision Plan, recorded in Plan Book Volume 24, Page 86 of the Beaver County Recorder's Office.


                                                                   Aliquippa, PA

                                   SCHEDULE B
                                   ----------

THIS SCHEDULE ATTACHED TO AND MADE A PART OF THE CERTAIN MORTGAGE AND ASSIGNMENT OF LEASES AND RENTS, EXECUTED BY MORGAN'S RESTAURANTS OF PENNSYLVANIA, INC., FOR THE BENEFIT OF CAPTEC FINANCIAL GROUP, INC.




     Those exceptions disclosed on Schedule B Section II of First American Title Insurance Company Commitment of Title Insurance No. 72555 dated August 13, 1995.

                                                                  Loan No. 05942

                                    GUARANTY
                                    --------


        Morgan's Foods, Inc., an Ohio corporation ("Guarantor"), as a material inducement to and in consideration of CAPTEC FINANCIAL GROUP, INC., a Michigan corporation, whose address is 24 Frank Lloyd Wright Drive, Lobby L, Ann Arbor, Michigan 48106 ("Lender"), making a loan in the original principal amount of Eight Hundred Forty-Four Thousand Two Hundred and 00/100 Dollars ($844,200.00) to be evidenced by a Promissory Note substantially in the form of Exhibit A attached hereto ("Note"), which Note is to be secured by a Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing substantially in the form of Exhibit B attached hereto ("Mortgage") to Morgan's Restaurants of Pennsylvania, Inc., a Pennsylvania corporation ("Borrower"), hereby jointly and severally, unconditionally and irrevocably, personally guarantees to and for the benefit of Lender, and Lender's successors and assigns, the full and timely payment and performance of all of the Borrower's duties, obligations and covenants under the Note and the Mortgage.

        This Guaranty shall not be affected by Lender's failure or delay to enforce any of its rights.

        Guarantor's obligations are independent of Borrower's obligations. If Borrower defaults under the Note or the Mortgage, Lender can proceed immediately against Guarantor or Borrower, or both, or Lender can enforce against Guarantor or Borrower, or both, any rights that it has under the Note, the Mortgage or pursuant to applicable laws. If the lien of the Mortgage terminates and Lender has any rights it can enforce against Borrower after termination, Lender can enforce those rights against Guarantor without giving previous notice to Borrower or Guarantor or without making any demand on either of them.

        To the extent permitted by law, Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability under this Guaranty. Guarantor waives the right to require Lender to first or concurrently: (1) proceed against Borrower; (2) proceed against or exhaust any security that Lender holds from Borrower; or (3) pursue any other remedy in Lender's power. The liability of Guarantor shall not be affected or exonerated by any indulgence, compromise, settlement or variation of terms which may be extended by Lender to Borrower, or agreed upon by Lender or Borrower, and, unless agreed to in writing by Lender, shall not be affected or exonerated by any assignment or sublease by Borrower of its interest in the Note or the Mortgage, nor shall the liability of the Guarantor be affected or exonerated by the insolvency, bankruptcy (voluntary or involuntary), or reorganization of Borrower, nor by the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower, or by the release of any other Guarantor. Lender and Borrower, without notice to or consent by Guarantor, may at any time or times enter into such modifications, extensions, amendments or other covenants respecting the Note and the Mortgage as they may deem appropriate, and Guarantor shall not be released or its liability exonerated thereby but shall continue to be fully liable for the payment and performance of all obligations and duties of Borrower under the Note and the Mortgage as so modified, extended or amended.

        Guarantor further agrees to indemnify and hold harmless Lender from and against any claims, damages, expenses or losses, including to the extent permitted by law, all reasonable attorneys' fees incurred by counsel of Lender's choice (whether or not litigation is commenced), resulting from or arising out of any breach of any provision of the Note or the Mortgage by Borrower or by reason of Borrower's failure to perform any of its obligations thereunder. Should Guarantor or Lender institute any action or proceeding to enforce any provisions hereof or for a declaration of such party's rights or obligations hereunder, the prevailing party shall be entitled to receive from the losing party such amounts the court would adjudged to be reasonable attorneys' fees, expert witness fees, court costs, deposition costs, court report fees and sheriff's fees for services rendered to and expenses incurred by the party prevailing in any such action or proceeding, and such fees and expenses shall be deemed to have accrued upon the commencement of such action or proceeding and shall be enforceable whether or not such action or proceeding is prosecuted to judgment.

        Until all of Borrower's obligations to Lender have been discharged in full, Guarantor has no right of subrogation against Borrower. Guarantor assumes the responsibility to remain informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of Borrower's default, which reasonable inquiry would reveal, and agrees that Lender shall have no duty to advise Guarantor of information known to it regarding such condition or any such circumstances. Lender shall not be required to inquire into the powers of Borrower or the officers, employees, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty. Each Guarantor hereby represents and warrants to Lender that such Guarantor has received a copy of the Note and the Mortgage, has read or had the opportunity to read the Note and the Mortgage, and understands the terms of the Note and the Mortgage. The provisions in the Note and the Mortgage relating to the execution of additional documents, legal proceedings by Lender against Borrower, severability of the provisions of the Note and the Mortgage, interpretation of the Note and the Mortgage, notices, waivers (including waiver of a jury trial), limitation on right of recovery against Lender, disclaimer of individual liability, and the applicable laws which govern the interpretation of the Note and the Mortgage are incorporated herein in their entirety by this reference and made a part hereof as though set forth in full herein; any reference in those provisions to "Borrower" shall mean each Guarantor and any reference in those provisions to the "Note" or the "Mortgage" shall mean this Guaranty.

        To the extent permitted by law, Guarantor waives its right to enforce any remedies that Borrower now has, or later may have, against Lender. Guarantor waives any right to participate in any security now or later held by Lender. Guarantor waives notice of acceptance of this Guaranty, and all other notices in connection with this Guaranty or in connection with the liabilities, obligations and duties guaranteed hereby, including notices to Guarantor of default by the Borrower under the Note and the Mortgage. Guarantor hereby waives diligence, presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, and notice of acceptance of this Guaranty, and waives all notices of the existence, creation, or incurring of new or additional obligations.

                If there is more than one Guarantor, the liability of each Guarantor shall be joint and several. Guarantor's obligations under this Guaranty shall be binding on Guarantor's legal representatives, heirs, successors and assigns.

                If Borrower disposes of its interest in the property secured by the Mortgage, "Borrower", as used in this Guaranty, shall mean Borrower's successors or assigns. Assignment of the Note and the Mortgage by Lender (as permitted by the Note or the Mortgage) shall not affect this Guaranty. In the event of an assignment of the Note and the Mortgage by Lender, the term "Lender" as used in this Guaranty shall mean Lender's successors or assigns.

                Guarantor hereby covenants and agrees to deliver annual audited financial statements to Lender within one hundred twenty (120) days after the end of Guarantor's fiscal year. By execution of this Guaranty by Guarantor and acceptance of this Guaranty by Lender, Guarantor and Lender covenant and agree that the dealing between them shall be conducted in good faith and in fair dealing, such that each party shall avoid: (a) affirmative misstatements of material facts; (b) half-truths in connection with material facts; and (c) pure omissions of facts material to the purpose of this Guaranty.

                If any one or more of the provisions of this Guaranty shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Guaranty shall be construed according to the laws of the Commonwealth of Pennsylvania ("State"). By execution hereof, the undersigned specifically consents to this choice of law designation and agrees that all actions or proceedings arising directly, indirectly or otherwise in connection with, out of, related to, or from this Guaranty or the Note shall be litigated only in the courts located in the State or in Michigan, and the undersigned (i) consents and submits to the in personam jurisdiction of any state or federal court located within the State or in Michigan, (ii) waives any right to transfer or change the venue of litigation brought against the undersigned, and (iii) agrees to service of process, to the extent permitted by law, by mail.

     Dated this 20th day of September, 1995.

WITNESSES:                                   MORGAN'S FOODS, INC.

/s/ Vincent J. Oddi                          By /s/ Leonard R. Stein-Sapir
- ----------------------------                   -----------------------------
/s/ Kenneth L. Hignett                            Its Chairman of the Board
- ----------------------------                          ----------------------

STATE OF Ohio            )
         ---------       )
COUNTY OF Cuyahoga       )  ss.
          --------       )

     The foregoing instrument was acknowledged before me this 19th day of September, 1995, by Leonard Stein-Sapir, the Chairman of the Board of Morgan's Foods, Inc., an Ohio corporation on behalf of the corporation.



                                        /s/ Kathleen M. Philbin
                                        --------------------------------------
                                        Notary Public
                                        Cuyahoga County, Ohio
                                        My Commission Expires: 11-15-95

                                        [Notary Public's Seal]